                         [LONGLEAF PARTNERS FUNDS LOGO]

                            LONGLEAF PARTNERS FUNDS

                                 ANNUAL REPORT
                              at December 31, 1998

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                  REALTY FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1
Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    6
  Performance Contributions................................    9
  Performance History*.....................................   10
  Portfolio Summary........................................   11
  Portfolio of Investments.................................   12
Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   14
  Performance Contributions................................   17
  Performance History*.....................................   18
  Portfolio Summary........................................   19
  Portfolio of Investments.................................   20
Longleaf Partners Realty Fund (Realty Fund)
  Management Discussion....................................   23
  Performance Contributions................................   25
  Performance History*.....................................   26
  Portfolio Summary........................................   27
  Portfolio of Investments.................................   28
Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   30
  Performance Contributions................................   32
  Performance History and Portfolio Summary*...............   33
  Portfolio of Investments.................................   35
Financial Statements and Footnotes.........................   38
Financial Highlights.......................................   52
Report of Independent Accountants..........................   55
Service Directory..........................................   56
Trustees and Officers......................................   57

* Average annual returns for all Funds and all indices except the Value-Line Index are shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. The indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Our ten guiding principles serve as an outline for commenting on 1998 and our efforts going forward.

WE WILL TREAT YOUR INVESTMENT IN LONGLEAF AS IF IT WERE OUR OWN.

Year 2000 Readiness
During 1998 attention increasingly focused on "Y2K". Many computer programs use two digits instead of four to designate a year; two digit systems may read the start of the next century as 1900 instead of 2000. This simple problem has widespread consequences if not corrected. A computer system with an inaccurate date may not operate correctly or could calculate wrong numbers.

At Longleaf we are taking steps to ensure that our fellow shareholders receive the same level of service on January 1, 2000, that they had the previous day. According to our vendors, mission critical systems at Southeastern Asset Management are already Y2K compliant, meaning they will correctly recognize dates after December 31, 1999. We will run a full test this quarter by setting the date to 2000 and confirming that systems run smoothly.

Longleaf also relies on outside vendors for functions such as custody, transfer agency, and trading. We are monitoring our vendors' Y2K readiness. Each has provided a plan for compliance. All appear on track. Our objective is to identify those vendors unable to modify their systems prior to 2000, and put contingency plans in place until those systems are working properly. Throughout 1999 we will track progress and perform tests with our vendors. Our vendors will also participate in an industry wide test scheduled in the spring.

Our Y2K effort also includes monitoring the companies we own in the Longleaf portfolios. As part of our research effort we ask corporate management about their vulnerability, their plan to address any problems, and the cost to be compliant. We factor their answers into our appraisals of their business.

In spite of the planning, all systems may not be ready. Even if Longleaf, our vendors, and our portfolio companies are compliant, a problem at the phone or utility companies could temporarily negate our efforts. Not even the experts know if and where we will find a problem until the clock actually turns to 2000 and everyone's systems are running in real time.

To protect your investment in Longleaf against the unknown, we will save a copy of all account records as back up. In the worst scenario, we will rely on paper and pencil. If any system problems occur, they will be temporary, and we should return to normal operations relatively quickly. We will remain vigilant concerning any problems and will strive to protect our partners' capital in all circumstances. We will update you throughout the year.

No Soft Dollars
A second issue given attention by the SEC and the media during 1998 was investment advisors' use of soft dollars (commissions) to purchase services. Soft dollar concerns involve whether fund shareholders pay higher commissions for services and whether those services legitimately qualify as research expenses. To address both issues Southeastern Asset Management uses no soft dollars, a practice unique in the industry.

WE WILL REMAIN SIGNIFICANT INVESTORS WITH YOU IN LONGLEAF.

Our Commitment
The employees and affiliates of Southeastern represent one of the largest shareholder groups in each of our four funds. Our commitment increased during 1998. Many inquire about our allocation strategy. Over time we expect to own equal amounts of our four funds for both diversification and opportunistic reasons. At the time of investment, we generally add to the portfolio selling at the steepest discount. During 1998 most of our personal inflows went into the Realty and International Funds.

WE WILL INVEST FOR THE LONG-TERM, WHILE ALWAYS STRIVING TO MAXIMIZE AFTER-TAX RETURNS AND TO MINIMIZE BUSINESS, FINANCIAL, PURCHASING POWER, REGULATORY, AND MARKET RISKS.

After-tax returns
As owners we tally our compounding success after paying taxes. In 1998 tax efficiency was lower than historical averages in the Partners and Small-Cap Funds for two primary reasons. First, a number of companies reached full value and/or were acquired. To protect our capital, we sell a business when no margin of safety exists between price and value. We deferred our gains in these companies over the years we owned them, but ultimately their prices reached full value. Most of our gains were long-term. Price appreciation is our goal when buying a business. Unfortunately, we must pay taxes when prices rise to appraisals and we sell shares.

Having the Funds closed also impacted shareholders' tax liabilities. We closed our Funds to protect existing owners' ability to compound. In a year with large distributions, shareholders in closed funds receive a bigger pay-out because there are no cash inflows creating a wider base for spreading the increased gains and dividends.

We do not alter our portfolio for tax management purposes. We sell a business when it reaches full value or if a materially better long-term opportunity presents itself. When we make the decision to sell, execution focuses on tax efficiency. We will not, however, sell a company which has a paper loss if we are still confident in the underlying value of the business and its management. First, offsetting gains with losses is a short-term strategy that only defers, not eliminates, taxes. Second, and more importantly, being out of a company for 30 days to book a loss has tremendous potential opportunity cost and definitely incurs added execution costs. If the stock price rises above 60% of value during that time, we have lost both the tax free appreciation and the appropriate weighting of an undervalued company in the portfolio. As an example, many of our peers who booked losses with very depressed stocks in the third quarter paid the opportunity cost with the market's rapid fourth quarter rise.

WE WILL CHOOSE OUR COMMON STOCK INVESTMENTS BASED ON THEIR DISCOUNT FROM OUR APPRAISAL OF THEIR CORPORATE INTRINSIC VALUE, THEIR FINANCIAL STRENGTH, THEIR MANAGEMENT, THEIR COMPETITIVE POSITION, AND OUR ASSESSMENT OF THEIR FUTURE EARNINGS POTENTIAL.

Current price-to-value ratios
We choose equities across the four funds using the above criteria. Surprisingly, given the strength of the S&P 500, each Fund enters 1999 at or near its lowest price-to-value ratio this decade. The P/V is the best indicator we know for future performance. We calculate the value of each business in the portfolio and its current market price. The composite P/V is the weighted average for all the holdings in a fund. A lower P/V means a larger margin of safety, and consequently a greater appreciation opportunity.

WE WILL COMPLY WITH THE DIVERSIFICATION STANDARDS OF THE INTERNAL REVENUE CODE, BUT WILL NOT OVERDIVERSIFY OUR HOLDINGS.

The importance of concentration
When we find a business that passes our stringent investment criteria, we want to own a lot of it. Taking positions that are 5% or more of a Fund's assets forces us to choose only our best ideas and ensures those businesses have a meaningful impact on the portfolio. The largest contributors to performance are typically among the top five holdings during the year, and 1998 was no exception. The sections on each Fund will highlight the impact of concentration.

WE WILL NOT IMPOSE LOADS, HOLDING PERIODS, EXIT FEES OR 12B-1 CHARGES ON OUR INVESTMENT PARTNERS.

Continued low ownership costs
Low expense ratios and no surcharges are in shareholders' best interest. Mutual fund families that prioritize growing assets over owning large amounts of their own funds are paying large distribution costs. In 1998 and into 1999 other funds are exploring adding 12b-1 fees and raising management fees to help cover the cost of gathering assets. We will not raise or add fees.

WE WILL CONSIDER CLOSING THE FUNDS TO NEW INVESTORS IF OUR SIZE BEGINS TO RESTRICT OUR ABILITY TO MANAGE THE PORTFOLIOS, OR IF CLOSING WOULD OTHERWISE BENEFIT EXISTING SHAREHOLDERS.

Partners Fund
Three years after closing Longleaf Partners Fund, we re-opened it in 1998. The third quarter's market decline enabled us to fully invest the portfolio and gave us additional opportunities for putting new cash to work. We have had inflows of approximately $250 million since mid-October, and have invested most of the cash. If, however, qualifying investment opportunities again become elusive, we will re-close the Fund.

Small-Cap Fund
The Small-Cap Fund will remain closed to enable the Fund to continue investing in small companies.

WE WILL DISCOURAGE SHORT-TERM SPECULATORS AND MARKET TIMERS FROM JOINING US, THE LONG-TERM INVESTORS IN LONGLEAF.

Short-term investors not welcome
During 1998 we worked closely with third party clearing firms and our transfer agent to identify market timers. We have compiled a large list of investors and advisors who are prohibited from trading in any of our funds. Inflows from a person whose time horizon is less than three years do not benefit our investment partners.

WE WILL CONTINUE OUR EFFORTS TO ENHANCE SHAREHOLDER SERVICES.

Phone purchases
At the suggestion of a shareholder, we will allow purchasing shares over the phone and having the amount debited directly from your bank account. We plan to add this capability in May and will notify you when it is available. We welcome other suggestions for better service.

Web Site
We are exploring whether the cost of creating and maintaining a web site would be justified. We are interested to know whether and how our investment partners would use a site. Would you use a Longleaf site for accessing portfolio information and account information, for buying and redeeming shares, for receiving your statements and financial reports or other functions? What information and capabilities would a site need to make it worthwhile? Please write Lee Harper with any comments or suggestions you have at 6410 Poplar Ave., Suite 900 Memphis, TN 38119, or e-mail her at lharper@llpf.com.

WE WILL COMMUNICATE WITH OUR INVESTMENT PARTNERS AS CANDIDLY AS POSSIBLE.

Simplified Prospectus
We are rewriting our prospectus to refocus and simplify it. You should expect to see our new version which will include all four funds in May. We welcome your feedback and suggestions.

Reprints from Outstanding Investor Digest
We hope you find our reports and reprints useful. The Outstanding Investor Digest in its December 29, 1998, issue summarized notes from several meetings that Longleaf sponsored in the fall. The article is sixteen pages of Q&A with Longleaf's portfolio managers and gives greater detail on our philosophy and investments. To save mailing and printing costs, we have not sent a copy with this report. If you have not seen the article and are interested in reading it, please call our service desk at (800) 445-9469, press 1 and request a copy.

Annual Meeting - May 4, 1999
We are always delighted to see our fellow shareholders at Longleaf's Annual Meeting. We appreciate the effort many of you make to travel from across the country. This year's meeting will be Tuesday, May 4, 1999, at the Memphis Botanic Garden. What is on your mind always proves more interesting than our prepared remarks. Bring your questions and we will look forward to a lively meeting.

ONE FINAL NOTE
To recognize John Buford's decade of contribution to our research effort, we have added John as a co-portfolio manager for both the Partners and Small-Cap Funds. Many of you have met or spoken with John over the years and know the critical role he has played in our Funds' success. While John's new title in no way diminishes the commitment and responsibility of Mason and Staley to the Funds, as co-portfolio manager John's accountability and focus will increase.

We wish you a very happy New Year and trust each of you will have a healthy and prosperous 1999. As always, we are very appreciative of your long-term support.

Sincerely,


/s/ O. Mason Hawkins, CFA                      /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                          G. Staley Cates, CFA
Chairman & CEO                                 President
Southeastern Asset Management                  Southeastern Asset Management

--------------------------------------------------------------------------------
                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund completed another successful year with a 14.3% return in 1998. The Fund gained 18.5% during the fourth quarter. Our investment partners have compounded their capital at high rates. The average annual return for the last five years was 19.8%, and for the last three years was 21.1%.

We strive to preserve our capital and earn a 10% premium over inflation over long holding periods. We are not driven by performance relative to any index. We recognize, however, that some are concerned that the Fund has not matched the unprecedented gains in the S&P 500. As owner operators with a large stake in the Fund, we are aware of this divergence, but it does not concern us. Equities as measured by this index have NEVER performed this well for this long. The S&P has NEVER sold at today's elevated valuation levels. The market-weighted S&P Index is selling at over 27x current normalized earnings, and several of the large companies that dominate the index sell at 60x - 80x earnings. Owners of this index have NO margin of safety between the price they are paying and the value of the businesses they own. The Partners Fund's portfolio, by contrast, is well positioned to generate high returns because we own good businesses run by capable managements at large discounts to their appraised value.

Several holdings drove the Partners Fund's successful results in 1998. MediaOne Group, which was our second largest holding at the year's outset, added $228 million to the Fund's return. We purchased this cable company in late 1997 when Wall Street disdained both the industry and the company structure (it was a target stock of US West). The business subsequently was spun out, and cash flows have increased as the company leverages its infrastructure by selling more services. During the year this position rose to 15% of the portfolio. We realized a portion of the gains when they became long-term to properly re-weight the portfolio and to redeploy cash into lower priced opportunities. MediaOne still has unrecognized value which is growing. We are happy to remain partners with Chuck Lillis and his team. The company is our fifth largest holding.

We purchased significantly more FDX both in 1997 when it suffered under the Asian crisis, and in August of 1998 when the stock fell dramatically with the threat of a pilot strike and the market decline. Federal Express has spent over twenty-five years building its worldwide infrastructure to deliver time-sensitive packages. As their capital expenditures flatten and volumes increase, FDX should experience large operating profit leverage. The company's cash flows are growing steadily, and Fred Smith is a shrewd partner. Our position in FDX contributed $183 million to the Partners Fund as the investment world began to understand that few companies will benefit as much from the growth of electronic commerce.

--------------------------------------------------------------------------------
                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

The company remains significantly undervalued, and enters 1999 as the largest holding in the Fund.

ALLTEL became a holding in 1998 when the company bought 3607 Communications, which we began purchasing in April 1996. As wireless communications have rapidly grown, Wall Street has begun to appreciate the growing cash flows at these businesses, highlighted by several large mergers. The price reached our value in the Fall, and we sold it, realizing a long-term gain in 1998 of $90 million.

Not all the Fund's holdings were successful in 1998, and several negatively impacted our return. We began buying Pioneer Natural Resources in January after the stock had fallen by half. The market's third quarter decline coupled with additional oil price decreases caused the stock to fall further. Scott Sheffield has his entire worth in the company, and his track record for rewarding shareholders is outstanding. He is cutting costs and has several alternatives for increasing cash flows. At the current price, Pioneer Natural Resources sells for less than 40% of our appraisal which does not depend on oil prices rebounding.

The Fund also has a temporary loss in our new position in UCAR International. UCAR is the world's largest producer of graphite electrodes which steel mini-mills consume in melting scrap. The business has very strong competitive attributes with dominant market share, low new supply, long-term pricing opportunity with customers, and prospects for growth. The company's stock declined amid concerns over a Justice Department investigation which led to $300 million in fines for price fixing ten years ago. Although the settlements were completed, the stock continued to fall as overseas steel makers harmed UCAR's customers by dumping steel in the U.S. and Europe. Cutbacks in U.S. steel production have hurt UCAR's sales. We have confidence in the new management team's ability to manage through this short-term contraction, and expect the company to recover well once mini-mills restore their growth.

Host Marriott owns full service and resort hotels with Marriott and Ritz-Carlton brands in some of the best locations in the U.S. The company suffered as the lodging sector's prices declined over 50% in 1998 amid fears of recession, oversupply, and changes to laws that govern a few paired-share REITs. Even if these fears become reality, Host Marriott's supply-constrained locations and overbooked, premium properties should protect the company's cash flows.

In 1998 the Partners Fund turnover was higher than our historic average. We sold Kansas City Southern, Quaker Oats, and Ralston Purina when they reached our appraisals. These long-term holdings returned 214%, 76%, and 188%, respectively, over the time we owned them. We also scaled back Knight Ridder

--------------------------------------------------------------------------------
                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

when its price appreciation overweighted it in the portfolio. We sold several fully valued businesses that were spun off from existing holdings. We liquidated some very small positions which we could not increase, and bought more attractive businesses where we could own a meaningful stake.

We used proceeds from these sales as well as our cash reserves to buy several new holdings and add to existing positions at compelling prices, especially in the third quarter. We added major stakes in Marriott International, United Healthcare, Hilton Hotels, and Canadian Pacific.

At the outset of 1999 our investment partners own a concentrated portfolio selling at a very low price-to-value ratio with minimal cash reserves. The strength of the businesses we own and the capabilities of their management teams make us very optimistic about the Partners Fund's long-term prospects.

--------------------------------------------------------------------------------
                   PARTNERS FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to the 14.28% total return for 1998.

                                                              PERCENTAGE
                                             CONTRIBUTION      OF TOTAL
                                                IN 1998      CONTRIBUTION
                                             -------------   ------------
FROM PORTFOLIO HOLDINGS:
  MediaOne Group, Inc. ....................  $ 231,812,530       54.1%
  FDX Corporation..........................    183,232,050       42.8
  ALLTEL Corp. (formerly 360 DEGREES
     Communications).......................     91,378,592       21.3
  United Healthcare Corporation............     48,642,193       11.4
  Waste Management, Inc....................     44,063,524       10.3
  The Seagram Company Ltd..................     31,752,307        7.4
  The News Corporation Limited.............     30,505,514        7.1
  Philips Electronics N.V..................     30,007,055        7.0
  Host Marriott Corporation................    (29,673,762)      (6.9)
  Hilton Hotels Corporation................    (34,414,333)      (8.0)
  UCAR International, Inc..................    (77,349,077)     (18.1)
  Pioneer Natural Resources Company........   (116,200,430)     (27.1)
  All others, net..........................     11,498,721        2.7
                                             -------------      -----
                                               445,254,884      104.0
Interest income............................     14,673,389        3.4
Realized foreign exchange loss.............       (159,306)      (0.1)
Expenses...................................    (31,576,358)      (7.3)
                                             -------------      -----
  NET INCREASE IN NET ASSETS RESULTING FROM
     OPERATIONS............................  $ 428,192,609      100.0%
                                             =============      =====

--------------------------------------------------------------------------------
                      PARTNERS FUND - PERFORMANCE HISTORY

                                 LONGLEAF PARTNERS FUND

                                    (Graph)
              Comparison of Change in Value of $10,000 Investment
                                 Over Ten Years

The graph is a line graph showing total returns of the Partners Fund over ten years in comparison with the S&P 500 Index, the primary broad based securities index used, and the Value-Line Index, a secondary index, each beginning 12/31/88 and ending 12/31/98.

The line graph begins with an assumed investment of $10,000 as of 12/31/88. The ending value for each at 12/31/88 is as follows:

                            Partners Fund - $52,059
                         S&P 500 Stock Index - $57,882
                           Value-Line Index - $18,788

                             AVERAGE ANNUAL RETURNS

                    FOR THE PERIODS ENDED DECEMBER 31, 1998

                                    Partners   S&P 500   Value-Line
                                      Fund      Index      Index
                                    --------   -------   ----------
One Year                             14.28%     28.59%     (3.79)%
Three Years                          21.05      28.23       9.71
Five Years                           19.77      24.05       8.16
Ten Years                            17.94      19.19       6.51
Since Public Offering 4/8/87         16.69      16.05       4.15

--------------------------------------------------------------------------------
                       PARTNERS FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 40.3% OF NET ASSETS)

FDX CORPORATION (FDX)                                                      14.7%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

MARRIOTT INTERNATIONAL, INC. (MAR)                                          8.0%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Courtyard, Residence Inn, Ritz-Carlton, and Renaissance names.

WASTE MANAGEMENT, INC. (WMI)                                                6.0%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

PHILIPS ELECTRONICS N.V. (PHG)                                              5.9%
A leading manufacturer of lighting systems and electronics products, including television and stereo equipment, appliances, and semiconductors.

MEDIAONE GROUP, INC. (UMG)                                                  5.7%
Cable and communications company whose focus is providing a single line to the home for multiple services including video, Internet access, and voice.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1998 THROUGH DECEMBER 31, 1998

               NEW HOLDINGS                                 ELIMINATIONS
               ------------                                 ------------
Agribrands International, Inc.* (RAL)            Agribrands International, Inc.*
ALLTEL Corp.* (XO)                               Alleghany Corp.
Boston Properties, Inc.                          ALLTEL Corp.*
Canadian Pacific Limited                         Chicago Title Corporation*
Chicago Title Corporation* (Y)                   Kansas City Southern Industries,
                                                 Inc.
Crestline Capital Corporation* (HMT)             Mallinckrodt Inc.
Hilton Hotels Corporation                        The Quaker Oats Company
MediaOne Group, Inc.* (UMG)                      The Ralston Purina Company
Pioneer Natural Resources Company                Sodexho Marriott Services, Inc.*
Sodexho Marriott Services, Inc.* (HMT)           Tricon Global Restaurants, Inc.
Tricon Global Restaurants, Inc.                  U S West, Inc.*
UCAR International, Inc.                         The Union Corporation
United Healthcare Corporation

* Acquired through merger/spin-off of existing position (ticker of original holding).

--------------------------------------------------------------------------------
                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                           MARKET VALUE
    ----------                                                        --------------
Common Stock 93.6%
                     Beverages 5.2%
     5,067,200       The Seagram Company Ltd. (Foreign) ...........   $  192,553,600

                     Broadcasting 5.1%
     7,146,362       The News Corporation Limited (Foreign)........      188,931,945

                     Cable 5.7%
     4,450,000   *   MediaOne Group, Inc...........................      209,150,000

                     Environmental Services 6.0%
     4,748,750       Waste Management, Inc.........................      221,410,469

                     Health Care 5.7%
     4,840,000       United Healthcare Corporation.................      208,422,500

                     Investment Management 0.7%
     1,237,700       The Pioneer Group, Inc........................       24,444,575

                     Lodging 16.8%
     1,076,380   *   Crestline Capital Corporation(b)..............       15,742,057
     8,500,000       Hilton Hotels Corporation.....................      162,562,500
    10,763,800       Host Marriott Corporation(b)..................      148,674,987
    10,103,600       Marriott International, Inc...................      293,004,400
                                                                      --------------
                                                                         619,983,944
                                                                      --------------
                     Manufacturing 2.1%
     4,450,000   *   UCAR International, Inc.(b)...................       79,265,625

                     Multi-Industry 6.9%
     1,565,000       Alexander & Baldwin, Inc......................       36,386,250
     3,213,000       Philips Electronics N.V. (Foreign)............      217,479,937
                                                                      --------------
                                                                         253,866,187
                                                                      --------------
                     Natural Resources 5.9%
     9,772,100       Pioneer Natural Resources Company(b)..........       85,505,875
     2,900,000       Rayonier Inc.(b)..............................      133,218,750
                                                                      --------------
                                                                         218,724,625
                                                                      --------------

                     Property & Casualty Insurance 5.8%
    20,167,000       Mitsui Marine and Fire Insurance Company, Ltd.
                       (Foreign)...................................      104,598,465
     8,673,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Foreign)..............................       31,450,657
    16,245,000       The Yasuda Fire and Marine Insurance Company,
                       Ltd. (Foreign)..............................       77,034,570
                                                                      --------------
                                                                         213,083,692
                                                                      --------------
                     Publishing 4.4%
     3,150,000       Knight Ridder, Inc............................      161,043,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                           MARKET VALUE
    ----------                                                        --------------
                     Real Estate 5.0%
     1,998,400       Boston Properties Inc.........................   $   60,951,200
     6,038,591       TrizecHahn Corporation (Foreign)..............      123,791,116
                                                                      --------------
                                                                         184,742,316
                                                                      --------------

                     Transportation 18.3%
     7,003,000       Canadian Pacific Limited (Foreign)............      132,181,625
     6,085,000   *   FDX Corporation(c)............................      541,565,000
                                                                      --------------
                                                                         673,746,625
                                                                      --------------
                     TOTAL COMMON STOCKS (COST $2,909,987,145).....    3,449,369,853
Short-Term Obligations 6.4%
Federal Home Loan Bank Discount Note, 5.14% due 1-4-99.............       99,957,917
Repurchase Agreement with State Street Bank, 4.0% due 1-4-99.......      136,060,000
                                                                      --------------
                                                                         236,017,917
                                                                      --------------
TOTAL INVESTMENTS (COST $3,146,005,062)(a)..................  100.0%   3,685,387,770
OTHER ASSETS AND LIABILITIES, NET...........................     --          (87,847)
                                                              -----   --------------
NET ASSETS..................................................  100.0%  $3,685,299,923
                                                              =====   ==============
NET ASSET VALUE PER SHARE..........................................           $24.39
                                                                      ==============

 *  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $875,271,943 and ($335,889,235), respectively.
(b) Affiliated company. See Note 7.
(c) A portion designated as collateral for forward currency contracts. See Note 10.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 29% of Net Assets.

                        OPEN FORWARD CURRENCY CONTRACTS

                                                      Currency
   Currency              Currency Sold and             Market       Unrealized
  Units Sold              Settlement Date              Value           Loss
--------------   ---------------------------------  ------------   ------------
14,552,730,000   Japanese Yen 1-28-99.............  $129,355,336   $ (5,990,678)
 6,265,172,522   Japanese Yen 2-26-99.............    55,969,292     (5,373,509)
   823,095,843   Japanese Yen 7-21-99.............     7,495,659     (1,304,967)
                                                    ------------   ------------
                 Total Forward Contracts..........  $192,820,287   $(12,669,154)
                                                    ============   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

In 1998 Longleaf Partners International Fund laid an excellent foundation for future appreciation in addition to showing a strong initial performance. From its October 26th public offering, the Fund returned 9.0% versus an unhedged return of 10.9% for the EAFE index. The International Fund's underlying equity performance was even stronger because we carried 10-20% cash balances during this period of rapid asset growth. Thanks to your support, the Fund grew from our initial $27 million investment to $76 million at year-end, and at January 31, 1999 has $135 million in assets. We expect continued growth because international markets offer an abundance of sound companies with good partners at tremendous discounts to intrinsic value. These deep discounts include the cost of hedging non-US$ currency risk. Over the past several months our hedging policy dampened returns as the US$ weakened against currencies such as the Japanese yen. As owner-operators we believe this is a small price for reduced currency risk across our portfolio. We want our long-term return to hinge on the performance of the undervalued businesses we own, not on the vagaries of the foreign exchange markets.

The International Fund benefited from corporate activity in the U.K. and from the rapid advance of Asian markets after their summer decline. BTR, a U.K. based industrial conglomerate, added $357 thousand to the Fund's return. We bought BTR after extreme market pessimism had driven its price down over 50% in six months, despite management's work to streamline the company and return capital to shareholders via a buyback of 20% of shares outstanding. We sold our stake when Siebe announced a takeover.

Swire Pacific added $611 thousand to the Fund. Swire's exceptional assets include a controlling stake in Cathay Pacific (one of Asia's leading airlines) one of two Coca-Cola bottlers in China, and prime Hong Kong commercial real estate. Macroeconomic concerns drove Swire's shares to a steep discount to our conservative appraisal. The Fund acquired a position at the point of maximum market pessimism and subsequently benefited from Swire's rapid rise when the Hong Kong market stabilized.

Singapore based Haw Par Brothers added $359 thousand to the Fund's return for similar reasons. Haw Par owns a highly profitable sports medicine business called Tiger Balm, a number of leisure businesses, and approximately 60 million shares of UOB, one of Singapore's best capitalized banks. Haw Par declined far below its value on overblown concerns about Singapore during the Southeast Asian currency crisis.

--------------------------------------------------------------------------------
                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

While the Fund benefited from many overseas holdings, its strongest contributor was Federal Express's $1.5 million appreciation. Although Federal Express has been described recently as an Internet beneficiary, many ignore the company's important growth story as the dominant player in the rapidly expanding international express market, particularly in Asia. Offshore turmoil often allows us to purchase U.S. headquartered companies like FDX which have material value overseas.

In many ways our companies that have not yet added to the Fund's return excite us more than those that rapidly approached fair value. These undervalued businesses are managed by capable partners and offer the portfolio's best opportunities for significant appreciation. Three Canadian natural resource companies, Canadian Pacific, Gulf Canada, and Anderson Exploration, declined considerably over the past quarter, driven by depressed oil prices. These companies are significantly undervalued, even if oil and gas prices remain near historic lows.

Brierley Investments also declined over the quarter. Brierley, a New Zealand based holding company, suffered from management turmoil, excessive debt related to its 1996 acquisition of a U.K. hotel chain, and the general downturn in Asian markets. Under the company's new management led by Selwyn Cushing we believe these concerns will be short lived.

Our positions in Japan, on the whole, also negatively impacted our returns. Despite this short-term decline, the values in Japan, particularly in the non-life insurance sector, continue to have appeal. Our increased presence in Japan has helped us better identify those management partners most focused on shareholder return.

As we enter 1999, the combination of the Fund's record low price-to-value ratio, our current management partners, and select opportunities in markets around the world encourage us. The companies in our portfolio have the margins of safety that Ben Graham sought because simply liquidating today's assets would generate exceptional returns. At prices of less than half current net asset values, our performance does not depend on the businesses growing, though we believe they will.

We welcome those shareholders who have joined us. We anticipate a long and rewarding relationship.

                           (INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
                 INTERNATIONAL FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to the 9.02% total return for 1998.

                                                                           PERCENTAGE
                                                           CONTRIBUTION     OF TOTAL
                                                             IN 1998      CONTRIBUTION
FROM PORTFOLIO HOLDINGS BY COUNTRY:                        ------------   ------------
CANADA
  Shaw Communications, Inc. -- Class B...................  $   485,136         52.6%
  The Seagram Company Ltd................................      215,857         23.4
  Gulf Canada Resources Limited..........................     (207,010)       (22.4)
  Anderson Exploration Limited...........................     (289,273)       (31.4)
  Canadian Pacific Limited...............................     (647,648)       (70.2)
  Unrealized foreign exchange loss.......................      (34,419)        (3.7)
                                                           -----------       ------
                                                              (477,357)       (51.7)
                                                           -----------       ------
HONG KONG
  Swire Pacific Limited..................................      535,806         58.1
  Unrealized foreign exchange loss.......................     (177,749)       (19.3)
                                                           -----------       ------
                                                               358,057         38.8
                                                           -----------       ------
JAPAN
  Dai-Tokyo Fire and Marine Insurance Co.................     (208,474)       (22.6)
  Kentucky Fried Chicken Japan...........................     (296,350)       (32.1)
  Nippon Fire & Marine Insurance Co......................     (312,730)       (33.9)
  Yasuda Fire & Marine Insurance Co......................     (324,759)       (35.2)
  Nissan Fire & Marine Insurance Co......................     (394,308)       (42.7)
  All others, net........................................     (117,602)       (12.7)
  Unrealized foreign exchange loss.......................     (168,862)       (18.3)
                                                           -----------       ------
                                                            (1,823,085)      (197.5)
                                                           -----------       ------
THE NETHERLANDS
  Philips Electronics N.V................................      263,590         28.6
NEW ZEALAND
  Brierley Investments Limited...........................     (514,357)       (55.7)
  Unrealized foreign exchange gain.......................       24,106          2.6
                                                           -----------       ------
                                                              (490,251)       (53.1)
                                                           -----------       ------
SINGAPORE
  Haw Par Corporation Limited............................      289,426         31.3
  Unrealized foreign exchange loss.......................      (41,009)        (4.4)
                                                           -----------       ------
                                                               248,417         26.9
                                                           -----------       ------
UNITED KINGDOM
  BTR PLC................................................      356,594         38.6
  The Highland Distilleries PLC..........................      217,705         23.6
  Wassall PLC............................................      (58,812)        (6.4)
  Unrealized foreign exchange loss.......................      (22,126)        (2.4)
                                                           -----------       ------
                                                               493,361         53.4
                                                           -----------       ------
UNITED STATES
  FDX Corporation........................................    1,520,833        164.8
  The MONY Group Inc.....................................      787,408         85.3
  Agribrands International, Inc..........................      114,417         12.4
  Wisconsin Central Transportation Corporation...........       42,079          4.5
                                                           -----------       ------
                                                             2,464,737        267.0
                                                           -----------       ------
                                                             1,037,469        112.4
                                                           -----------       ------
Interest income..........................................      131,976         14.3
Net realized and unrealized foreign exchange gain........        1,392          0.1
Expenses.................................................     (247,667)       (26.8)
                                                           -----------       ------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...  $   923,170        100.0%
                                                           ===========       ======

--------------------------------------------------------------------------------
                    INTERNATIONAL FUND - PERFORMANCE HISTORY

                      LONGLEAF PARTNERS INTERNATIONAL FUND

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                         SINCE PUBLIC OFFERING 10/26/98

                                    (Graph)
              Comparison of Change in Value of $10,000 Investment
                         Since Public Offering 10/26/98

The graph is a line graph showing total returns of the International Fund since its initial public offering on 10/26/98 with the Morgan Stanley Capital International Europe, Australasia, Far East Index, the primary broad based securities index used.

The line graph begins with an assumed investment of $10,000 as of 10/26/98. The end value for each at 12/31/98 is as follows:

                          International Fund - $10,902
                              EAFE Index - $11,805


                                     RETURN
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                International    EAFE
                                                    Fund        Index
                                                -------------   ------
            Since Public Offering 10/26/98          9.02%       10.85%

--------------------------------------------------------------------------------
                     INTERNATIONAL FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 25.4% OF NET ASSETS)

ANDERSON EXPLORATION LIMITED (AXL)                                          5.3%
Calgary based senior oil and gas producer operating exclusively in western Canada. AXL also owns a 50% stake in a pipeline system for delivery of natural gas.

FDX CORPORATION (FDX)                                                       5.2%
Integrated air-ground transportation company providing time-definite delivery of packages and documents worldwide.

GULF CANADA RESOURCES LIMITED (GOU)                                         5.0%
Canadian based exploration and production company with oil and natural gas assets across the world.

PHILIPS ELECTRONICS N.V. (PHG)                                              5.0%
A leading manufacturer of lighting systems and electronics products, including television and stereo equipment, appliances, and semiconductors.

THE YASUDA FIRE & MARINE INSURANCE COMPANY, LTD.                            4.9%
Japanese non-life insurance company with the best (lowest) combined ratio in the country. Over half of its business is focused in the profitable individual voluntary automobile line of business. Japanese equities constitute a significant portion of Yasuda's investment portfolio.

                               PORTFOLIO CHANGES
           AUGUST 12, 1998 (CAPITALIZATION) THROUGH DECEMBER 31, 1998

              NEW HOLDINGS                           ELIMINATIONS
              ------------                           ------------
All positions new in 1998.                BTR PLC
                                          The Chiyoda Fire and Marine
                                          Insurance Company, Ltd.
                                          The MONY Group Inc.

--------------------------------------------------------------------------------
                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
Common Stock 82.3%
                     Agriculture 4.8%
       121,000   *   Agribrands International, Inc. (United
                       States)(b)...................................   $    3,630,000
                     Beverages 5.7%
       645,000       The Highland Distilleries PLC (United
                       Kingdom).....................................        2,866,592
        37,000       The Seagram Company Ltd. (Canada)..............        1,406,000
                                                                       --------------
                                                                            4,272,592
                                                                       --------------
                     Broadcasting 5.1%
        97,000       Nippon Broadcasting System(Japan)(b)...........        3,821,881
                     Cable 2.2%
        69,000       Shaw Communications, Inc. - Class B (Canada)...        1,668,937
                     Healthcare 2.3%
     1,513,000       Haw Par Corporation Limited (Singapore)(b).....        1,689,479
                     Multi-Industry 16.1%
    14,970,000       Brierley Investments Limited (New
                       Zealand)(b)..................................        3,383,597
        55,000       Philips Electronics N.V. (Netherlands)(b)......        3,722,813
     2,350,000       Swire Pacific Limited (Hong Kong)(b)...........        1,562,070
       937,000       Wassall PLC (United Kingdom)(b)................        3,498,981
                                                                       --------------
                                                                           12,167,461
                                                                       --------------
                     Natural Resources 10.2%
       442,000   *   Anderson Exploration Limited (Canada)..........        3,960,896
     1,280,000   *   Gulf Canada Resources Limited (Canada).........        3,760,000
                                                                       --------------
                                                                            7,720,896
                                                                       --------------
                     Property & Casualty Insurance 17.5%
       760,000       The Dai-Tokyo Fire and Marine Insurance
                       Company, Ltd. (Japan)(b).....................        2,649,968
       324,000       The Dowa Fire and Marine Insurance Company,
                       Ltd. (Japan).................................        1,186,209
       788,000       The Nippon Fire & Marine Insurance Company,
                       Ltd. (Japan)(b)..............................        2,857,502
       965,000       The Nissan Fire & Marine Insurance Company,
                       Ltd. (Japan)(b)..............................        2,860,048
       777,000       The Yasuda Fire & Marine Insurance Company,
                       Ltd. (Japan)(b)..............................        3,684,571
                                                                       --------------
                                                                           13,238,298
                                                                       --------------
                     Restaurants 4.1%
       334,000       Kentucky Fried Chicken Japan (Japan)(b)........        3,115,281
                     Transportation 14.3%
       175,000       Canadian Pacific Limited (Canada)..............        3,303,125
        44,000   *   FDX Corporation (United States)(b).............        3,916,000
       210,000   *   Wisconsin Central Transportation Corporation
                       (United States)..............................        3,609,375
                                                                       --------------
                                                                           10,828,500
                                                                       --------------
         TOTAL COMMON STOCKS (COST $59,515,891).....................       62,153,325
                                                                       --------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

                                                                        MARKET VALUE
                                                                       --------------
Short-Term Obligations 23.5%
Repurchase Agreement with State Street Bank, 4.00% due 1-4-99.......   $   17,789,000
                                                                       --------------
TOTAL INVESTMENTS (COST $77,304,891)(a)......................  105.8%      79,942,325
OTHER ASSETS AND LIABILITIES, NET............................   (5.8)      (4,369,962)
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $   75,572,363
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................            $9.97
                                                                       ==============

*   Non-income producing security
(a) Aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $4,396,327 and ($1,758,893), respectively
(b) All or a portion designated as collateral on forward currency contracts. See
    Note 10.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and            Currency     Unrealized
 Units Sold              Settlement Date           Market Value   Gain (Loss)
-------------   ---------------------------------  ------------   -----------
    3,178,628   British Pound 9-8-99.............  $ 5,269,384    $   (42,320)
      106,000   British Pound 12-30-99...........      175,674          1,855
    1,802,146   Canadian Dollars 3-30-99.........    1,173,574        (11,813)
    7,212,383   Hong Kong Dollars 8-20-01........      895,958       (154,709)
    5,019,162   Hong Kong Dollars 8-18-99........      643,485        (23,075)
2,003,546,192   Japanese Yen 8-18-99.............   18,311,077     (2,341,567)
  349,428,694   Japanese Yen 12-30-99............    3,246,542        (87,649)
    6,650,710   New Zealand Dollars 9-3-99.......    3,514,392        (69,558)
    2,362,725   Singapore Dollars 8-18-99........    1,453,851       (123,787)
                                                   -----------    -----------
                                                   $34,683,937    $(2,852,623)
                                                   ===========    ===========

                               COUNTRY ALLOCATION

Japan.....................................   29.9%
Canada....................................   23.8
United States.............................   18.8
United Kingdom............................   10.7
Netherlands...............................    6.3
New Zealand...............................    5.6
Singapore.................................    2.6
Hong Kong.................................    2.3
                                            -----
                                            100.0%
                                            =====

                       See Notes to Financial Statements.

                           (INTENTIONALLY LEFT BLANK)

--------------------------------------------------------------------------------
                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

We are pleased to report Longleaf Partners Realty Fund's net asset value increased 9.7% in the fourth quarter compared to -1.0% for the Wilshire Real Estate Securities Index and -3.9% for the NAREIT Index. For all of 1998, the Realty Fund was down 13% while the Wilshire declined 17.4%, and the NAREIT was down 18.8%. LONGLEAF PARTNERS REALTY FUND IS THE SECOND BEST PERFORMING REAL ESTATE FUND SINCE ITS PUBLIC OFFERING ON JANUARY 2, 1996.* The Fund's three year average annual return of 16.7% is 6 percentage points greater than the Wilshire Index. The Realty Fund has outperformed the Index in EACH of the three years.

1998 was challenging for publicly traded real estate to say the least. Absolute returns were the worst since 1974. Performance relative to common stocks was even more dramatic. Publicly traded real estate prices lagged the S&P 500 by over 50 percentage points -- the largest disparity ever recorded and twice the previous record in 1989.

In 1990, publicly traded real estate businesses and other common equities traded at the same earnings multiple. Today common equities sell for three times the multiple of their real estate counterparts. This pricing schizophrenia is even more puzzling when real estate FFO has grown faster than common stock earnings since 1995 and should continue to do so in 1999.

Real estate's dismal absolute and relative returns contrast sharply to industry fundamentals. The companies we own are reporting strong same property growth. Most markets are in equilibrium with rising rents and stable or rising occupancy levels. Most importantly, new supply remains in check because of the much publicized credit crunch.

As long-term investors these dichotomies delight us. Our appraisals grew throughout 1998, and yet we paid less for the same companies. High quality companies previously selling at premium prices now have fallen within our required price-to-value ratio. Our performance in 1998 reflects purchases of some of these wonderful businesses as their prices declined.

Our positive contributors to 1998 performance were IHOP, Cousins, Red Roof Inns, Rayonier, and Promus. These companies generated positive returns during a year when the average real estate company's price was down over 20%. More importantly, each business built shareholder value during the year through improved operating results and/or beneficial capital allocation. Both Red Roof and Rayonier performed well against challenging fundamentals, and both used excess cash flow to repurchase shares. IHOP, Cousins, and Promus posted very

---------------

* From January 4, 1996, through December 31, 1998, Longleaf Partners Realty Fund was the second best performing real estate fund out of 45 funds tracked according to Lipper Analytical Services.

--------------------------------------------------------------------------------
                      REALTY FUND - MANAGEMENT DISCUSSION
              by C.T. Fitzpatrick, Mason Hawkins, and Staley Cates

strong operating results and reinvested cash flow into their businesses. In addition, Promus aggressively repurchased shares during the second half of 1998.

Five businesses generated the poorest returns in 1998 -- Catellus, Host Marriott, Bayview Capital, Prime Group, and Getty Real Estate. Catellus' price decline was particularly ironic given strong property results, a generally improving California real estate market, and the success at Mission Bay where the University of California San Francisco will begin construction of its new biotech campus in 1999. We expect several additional developments to break ground over the next 12 months at this 313 acre site on the waterfront in downtown San Francisco. Although Host Marriott's outstanding full service hotels outperformed the hotel industry with double digit same property cash flow growth, lodging was real estate's worst performing sector. Bayview made excellent progress building its deposit franchise in Silicon Valley, but substantial mortgage prepayments caused flat earnings. Prime Group should win the "Did Everything Right and Got No Credit" award. The company purchased assets cheaply in the rebounding Chicago office market, reported double digit same property growth, grew earnings at a solid mid-teens rate, and repurchased shares in 1998. The stock, nevertheless, ended lower. Lastly, Getty Realty built value by investing its retained cash flow in difficult to replace gas station locations in the supply constrained Northeast. We added to most of these positions throughout 1998.

Longleaf Partners Realty Fund experienced net inflows in 1998 while most real estate funds had net redemptions. Your decision to invest in the Realty Fund enabled us to acquire larger stakes in existing businesses at more discounted prices. We also added four outstanding new companies -- Beacon, Excel Legacy, Hilton Hotels, and Promus -- at most compelling valuation levels. Despite net cash inflows in 1998 we faced some difficult decisions. We reluctantly sold Marriott LYON's, Sizeler, Wellsford, and Arden to concentrate finite capital resources into our best and most discounted companies.

The Realty Fund's composite price-to-value ratio suggests the best positioning we have had at the start of any year. We continue to increase our personal stake in the Fund and encourage our partners to do the same.

--------------------------------------------------------------------------------
                    REALTY FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to the (12.98)% total return for 1998. The companies listed impacted performance by at least 5%.

                                                             PERCENTAGE
                                            CONTRIBUTION      OF TOTAL
                                               IN 1998      CONTRIBUTION
                                            -------------   ------------
FROM PORTFOLIO HOLDINGS:
  IHOP Corp...............................  $   7,385,063         6.0%
  TimberWest Forest Corp..................     (6,221,695)       (5.0)
  Wellsford Real Properties, Inc..........     (7,076,701)       (5.7)
  Excel Legacy Corporation -- Common and
     Preferred............................     (8,104,029)       (6.6)
  Prime Retail, Inc.......................     (8,150,363)       (6.6)
  Getty Realty Corp.......................     (8,688,980)       (7.0)
  Prime Group Realty Trust................     (8,861,029)       (7.2)
  Bay View Capital Corp...................    (12,780,159)      (10.3)
  Host Marriott Corporation...............    (15,056,393)      (12.2)
  Catellus Development Corporation........    (20,600,697)      (16.7)
  All others, net.........................    (28,525,296)      (23.1)
                                            -------------     -------
                                             (116,680,279)      (94.4)
Interest income...........................      2,657,736         2.2
Net unrealized foreign exchange loss......       (126,311)       (0.1)
Expenses..................................     (9,576,940)       (7.7)
                                            -------------     -------
  NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS......................  $(123,725,794)     (100.0)%
                                            =============     =======

--------------------------------------------------------------------------------
                       REALTY FUND - PERFORMANCE HISTORY

                            LONGLEAF PARTNERS REALTY FUND

                                    (Graph)
              Comparison of Change in Value of $10,000 Investment
                          Since Public Offering 1/2/96

The graph is a line graph showing total returns of the Realty Fund since its public offering on 1/2/96, in comparison with the Wilshire Real Estate Securities Index, the primary broad based securities index used, and the NAREIT Index, a secondary index, each beginning 1/2/96 and ending 12/31/98.

The line graph begins with an assumed investment of $10,000 as of 1/2/96. The ending value for each at 12/31/98 is as follows:

                             Realty Fund - $15,882
                Wilshire Real Estate Securities Index - $13,527
                             NAREIT Index - $13,098

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 1998

                                                 Wilshire
                                    Realty     Real Estate      NAREIT
                                     Fund    Securities Index   Index
                                    ------   ----------------   ------
One Year                            (12.98)%      (17.42)%      (18.82)%
Two Years                             6.25         (0.51)        (1.77)
Since Public Offering 1/2/96         16.69         10.70          9.42

--------------------------------------------------------------------------------
                        REALTY FUND - PORTFOLIO SUMMARY

                             FIVE LARGEST HOLDINGS

                        (REPRESENT 38.6% OF NET ASSETS)

EXCEL LEGACY CORPORATION (XELC)                                             9.9%
A C-corp. focused on development, re-development, and ownership of unique real estate projects throughout North America. Excel Legacy has numerous urban, mixed use retail/ entertainment developments in the western U.S. including San Diego, Palm Springs, Salt Lake City, Scottsdale, and Denver.

HOST MARRIOTT CORPORATION (HMT)                                             9.7%
Owner of 126 upscale and luxury full-service Marriott and Ritz Carlton hotels which are operated by Marriott International.

CATELLUS DEVELOPMENT CORPORATION (CDX)                                      7.8%
A diversified real estate company that owns, manages and develops industrial warehouses, offices, apartments and residential communities. CDX has substantial land holdings throughout the U.S. with a concentration of high profile projects in California. Catellus' most significant project is a 313 acre development at Mission Bay on the waterfront in downtown San Francisco.

FOREST CITY ENTERPRISES, INC. (FCE)                                         6.0%
A diversified, national real estate business that owns and operates retail and office properties, as well as residential units. Also owns over 5000 acres of land for current and future development.

BEACON CAPITAL PARTNERS, INC. (NOT LISTED)                                  5.2%
A private REIT that develops and owns office buildings and mixed use properties throughout the country. Beacon is the largest landlord in the supply constrained office market of Cambridge, MA, with sites that combine retail, research, office, and entertainment space.

                               PORTFOLIO CHANGES
                   JANUARY 1, 1998 THROUGH DECEMBER 31, 1998

                NEW HOLDINGS                             ELIMINATIONS
                ------------                             ------------
Beacon Capital Partners, Inc.                 Arden Realty, Inc.
Crestline Capital Corporation* (HMT)          Horizon Group Properties, Inc.*
Excel Legacy Corporation Common               Marriott International, Inc.
Excel Legacy Corporation - Series A             Liquid Option Notes
  Liquidating Preference Convertible          Sizeler Property Investors, Inc.
Hilton Hotels Corporation                     Sodexho Marriott Services, Inc.*
Horizon Group Properties, Inc.* (PRT)         Sunburst Hospitality Corporation
Promus Hotel Corporation                      Wellsford Real Properties, Inc.
Sodexho Marriott Services, Inc.* (HMT)        White River Corporation

* Acquired through merger/spin-off of existing position (ticker of original holding).

--------------------------------------------------------------------------------
                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
Common Stock - 88.2%
                     Diversified Realty 16.1%
     4,209,800   *   Catellus Development Corporation................   $ 60,252,762
     2,280,000   *   Excel Legacy Corporation(b).....................      9,120,000
     1,651,900       Forest City Enterprises, Inc. - Class A(b)......     43,362,375
       135,200       Forest City Enterprises, Inc. - Class B.........      3,481,400
       440,600       TrizecHahn Corporation (Foreign)................      9,032,300
                                                                        ------------
                                                                         125,248,837
                                                                        ------------
                     Lodging 26.2%
       547,020   *   Crestline Capital Corporation...................      8,000,168
     1,895,000       Hilton Hotels Corporation.......................     36,241,875
     5,470,200       Host Marriott Corporation(d)....................     75,557,137
       286,200       Marriott International, Inc. - Class A..........      8,299,800
     1,060,000   *   Promus Hotel Corporation........................     34,317,500
     2,153,400   *   Red Roof Inns, Inc.(b)..........................     36,338,625
       481,846   *   Supertel Hospitality, Inc.(b)...................      4,396,845
                                                                        ------------
                                                                         203,151,950
                                                                        ------------
                     Mortgage Financing 3.0%
     1,088,000       Bay View Capital Corp.(b).......................     23,596,000

                     Natural Resources/Land 8.9%
       304,200   *   Castle & Cooke, Inc.............................      4,486,950
       650,000       Deltic Timber Corporation.......................     13,243,750
       261,000       Rayonier Inc....................................     11,989,688
     6,950,000       TimberWest Forest Corp.(b) (Foreign)............     40,101,827
                                                                        ------------
                                                                          69,822,215
                                                                        ------------
                     Office 21.0%
       447,300       Alexandria Real Estate Equities, Inc. (REIT)....     13,838,344
     2,075,000       Beacon Capital Partners, Inc.(b)(c)(REIT).......     40,504,000
     1,187,800       Boston Properties Inc. (REIT)...................     36,227,900
     1,090,900       Cousins Properties Incorporated (REIT)..........     35,181,525
     2,443,300       Prime Group Realty Trust(b) (REIT)..............     36,954,912
                                                                        ------------
                                                                         162,706,681
                                                                        ------------
                     Retail 11.3%
     1,223,800       Getty Realty Corp.(b)...........................     17,898,075
       915,000   *   IHOP Corp.(b)...................................     36,542,813
     3,371,400       Prime Retail, Inc.(b) (REIT)....................     33,081,862
                                                                        ------------
                                                                          87,522,750
                                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     REALTY FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                            MARKET VALUE
    ----------                                                          ------------
                     Non-realty 1.7%
       650,000       The Pioneer Group, Inc..........................   $ 12,837,500
                                                                        ------------
                     TOTAL COMMON STOCKS (COST $713,420,651).........    684,885,933
                                                                        ------------
Preferred Stock - 8.8%
                     Diversified Realty 8.8%
    14,600,000   *   Excel Legacy Corporation - Series A Liquidating
                       Preference Convertible(b)(c)..................   $ 68,031,620
                                                                        ------------
                     TOTAL PREFERRED STOCK (COST $73,000,000)........     68,031,620
                                                                        ------------
Options - 0.6%
    CONTRACTS
    ----------
                     Natural Resources/Land 0.6%
                     Put Options Written
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Premiums received
                     $1,076,268).....................................        (16,482)
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Premiums received
                     $709,919).......................................       (480,654)
                     Call Options Purchased
         5,494       Newhall Land and Farming Company, expiring
                     April '99 @ $20 (Cost $1,761,493)...............      3,851,294
         2,967       Newhall Land and Farming Company, expiring
                     October '99 @ $25 (Cost $1,225,243).............      1,222,404
                                                                        ------------
                                                                           4,576,562
                                                                        ------------
    Short-Term Obligations 1.4%
                                                                          10,494,000
    Repurchase Agreement with State Street Bank, 4.00% due 1-4-99....
                                                                        ------------
TOTAL INVESTMENTS (COST $798,115,200)(a)......................   99.0%   767,988,115
OTHER ASSETS AND LIABILITIES, NET.............................    1.0      7,707,489
                                                                -----   ------------
NET ASSETS....................................................  100.0%  $775,695,604
                                                                =====   ============
NET ASSET VALUE PER SHARE............................................         $14.55

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $51,167,842 and ($81,294,927), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid, board valued security. See Note 8.
(d) A portion designated as collateral on Newhall options. See Note 10.

Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 6% of Net Assets. REITs comprise 25% of Net Assets.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund completed another successful year with a 12.7% return in 1998 versus a decline in the Russell 2000 Index of 2.5%. Small-Cap gained 14.5% during the fourth quarter. The Fund's return has consistently outpaced the index, but more importantly, our investment partners have compounded their capital at high rates. The average annual return for the last five years was 18.5%, and for the last three years was 23.9%. While we are optimistic about the Fund's opportunity, we are skeptical that 20+% returns will be the norm.

Success at several of our large holdings drove the year's results. Shaw Communications, the Canadian cable operator, added $84 million to the Fund's return. MediaOne Group, a U.S. based cable company provided another $40 million. The cable industry benefitted from growing cash flows and the recognition that their broadband capacity will experience increasing demand from telephony and Internet users.

Our new holding, Midas, also added significantly to our results. We purchased Midas in January after it was spun out from Whitman (a former Partners Fund holding). In a short period the management team has effectively paid down debt, improved relationships with franchisees, and cut costs.

After U.S. Industries used stock to purchase Zurn, the commercial plumbing products manufacturer we owned, we sold USI in the high $20's based on our appraisal. When USI subsequently declined below $15 with the market's recession fears, we took a new position.

Not all the Fund's holdings were successful in 1998, and several negatively impacted our return. Gendis, the Canadian based holding company whose assets are largely related to the oil and gas industry, has suffered the most. The decline in oil prices has hurt Gendis' assets including its interest in Pioneer Natural Resources (which the Partners Fund owns), the Alliance gas pipeline, and the oil company, Tundra. In addition, Wall Street has expressed concern over Gendis' debt relative to cash flow. As a holding company, Gendis is rich in assets and poor in cash flow. The value of Gendis' net assets, even at today's depressed prices in oil and gas, are dramatically greater than its stock price. We have confidence in the management team's ability to grow value and get it recognized.

Bay View also declined considerably in 1998. This San Francisco based savings and loan has one of the most impressive management teams in the industry. They have been challenged to replace their prepaying mortgages with higher earning assets. This short-term problem presents a long-term opportunity for Bay View to replace lower yielding mortgages with more profitable loans.

--------------------------------------------------------------------------------
                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

The Fund also has a temporary loss in our new position in The Carbide/Graphite Group which supplies graphite electrodes to the domestic electric arc steel industry for melting scrap. The recent steel dumping in the U.S. by overseas manufacturers desperate to lower inventories in the face of no Asian demand has hurt Carbide/Graphite's customers. Once overseas manufacturers deplete their inventories, the company should see sales rise.

Gulf Canada Resources is an important new holding that also has been volatile since we began purchasing the stock. Gulf Canada is the Canadian oil and gas exploration and production business that remained after Gulf Oil sold the retail service station business to British Petroleum several years ago. The value of the company's net oil and gas reserve, leasehold, and mineral acreage is multiples greater than the stock price, even in today's depressed energy price environment.

The Small-Cap portfolio looks significantly different than it did a year ago. Turnover was higher than our historic average. We sold several businesses that were spun off from existing holdings. In addition, we sold Dart, Showboat, Zurn, and White River when they were bought out. We sold Vanguard Cellular and Corecomm as they approached our appraisals. We also liquidated some very small positions which we could not increase, and bought more attractive businesses where we could own a meaningful stake. Our level of concentration is now higher than it was a year ago--the top five holdings represent 36% of assets (they were 27% at 12/31/97). Because a number of attractive small cap companies became underpriced, we replaced the two large cap companies (MediaOne and FDX) we had bought in 1997 when small cap opportunities were elusive.

We used these proceeds as well as our cash reserves to buy several new holdings at compelling prices, especially in the third quarter. In addition to the new positions mentioned above, we added Promus Hotels to the Fund. As the lodging industry suffered terribly on Wall Street, those with premier brands and/or superior properties continued to grow earnings and cash flow. Promus offers the strength of several dominant brands that produce valuable management and franchise fees. The company has been an opportunistic repurchaser of shares.

As significant owners in the Small-Cap Fund we begin 1999 with one of the Fund's most attractively priced portfolios since we began tracking the price-to-value ratio. Our businesses are strong and our management partners are excellent.

--------------------------------------------------------------------------------
                   SMALL-CAP FUND - PERFORMANCE CONTRIBUTIONS

The following table delineates the specific dollar contributions of individual holdings to the 12.71% total return for 1998.

                                                                   PERCENTAGE
                                                   CONTRIBUTION     OF TOTAL
                                                     IN 1998      CONTRIBUTION
                                                   ------------   ------------
FROM PORTFOLIO HOLDINGS:
  Shaw Communications Inc. -- Class A and B......  $ 84,215,654       63.9%
  MediaOne Group Inc.............................    40,780,687       31.0
  Midas Inc......................................    36,047,073       27.4
  U.S. Industries, Inc...........................    17,812,794       13.5
  Dart Group Corporation.........................    14,466,996       11.0
  Vanguard Cellular Systems, Inc.................    14,332,451       10.9
  Orion Capital Corporation......................    13,789,353       10.4
  Corecomm, Inc..................................    10,602,503        8.1
  Canadian forward currency contracts............     9,452,559        7.2
  Promus Hotel Corporation.......................     6,651,162        5.1
  The Pioneer Group, Inc.........................    (7,071,375)      (5.4)
  Carmike Cinemas, Inc...........................    (8,250,304)      (6.3)
  Catellus Development Corporation...............    (8,971,315)      (6.8)
  Japanese forward currency contracts............   (10,100,799)      (7.7)
  Gulf Canada Resources Limited..................   (11,048,328)      (8.4)
  The Carbide/Graphite Group, Inc................   (14,057,106)     (10.7)
  Bay View Capital Corp..........................   (14,405,609)     (10.9)
  Gendis Inc. -- Class A.........................   (35,131,964)     (26.7)
  All others, net................................    (6,153,278)      (4.7)
                                                   ------------      -----
                                                    132,961,154      100.9
Interest income..................................    10,807,724        8.2
Net realized and unrealized foreign exchange
  loss...........................................      (160,968)      (0.1)
Expenses.........................................   (11,887,321)      (9.0)
                                                   ------------      -----
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS...................................  $131,720,589      100.0%
                                                   ============      =====

--------------------------------------------------------------------------------
                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY
                           LONGLEAF PARTNERS SMALL-CAP FUND

                                    (Graph)
              Comparison of Change in Value of $10,000 Investment
                         Since Public Offering 2/21/89

The graph is a line graph showing total returns of the Small-Cap Fund since its public offering on 2/21/89 in comparison with the Russell 2000 Index, the primary broad based securities index used, and the Value-Line Index, a secondary index, each beginning 2/21/89 and ending 12/31/98.

The line graph begins with an assumed investment of $10,000 as of 2/21/89. The ending value for each at 12/31/98 is as follows:

                            Small-Cap Fund - $32,113
                       Russell 2000 Stock Index - $31,628
                           Value-Line Index - $17,720

                             AVERAGE ANNUAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 1998

                                 Small-Cap   Russell 2000   Value-Line
                                   Fund         Index         Index
                                 ---------   ------------   ----------
One Year                           12.71%       (2.55)%        (3.79)%
Three Years                        23.86        11.58           9.71
Five Years                         18.49        11.87           8.16
Since Public Offering 2/21/89*     12.56        12.38           5.97

 * From public offering through 3/31/91, the Fund was managed by a different portfolio manager.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 35.5% OF NET ASSETS)

SHAW COMMUNICATIONS INC. (SJR)                                             11.6%
A Canadian cable television company which also provides high-speed Internet access and digital audio services.

PROMUS HOTEL CORPORATION (PRH)                                              6.7%
Franchisor and/or manager of over 1100 hotels under the Doubletree, Embassy Suites, Hampton Inn, and Homewood Suites brand names.

ORION CAPITAL CORPORATION (OC)                                              6.7%
A property/casualty insurer with business lines focusing on workers' compensation, nonstandard auto, professional liability, and unique or highly specialized situations.

MIDAS INC. (MDS)                                                            5.4%
One of the world's largest automotive service providers with over 1900 franchises in the U.S. and 800 locations overseas.

U.S. INDUSTRIES, INC. (USI)                                                 5.1%
Manufacturer of bath and plumbing products such as the Jacuzzi and Zurn brands, as well as indoor lighting, and miscellaneous industrial products.

--------------------------------------------------------------------------------
                       SMALL-CAP FUND - PORTFOLIO SUMMARY

                               PORTFOLIO CHANGES
                   JANUARY 1, 1998 THROUGH DECEMBER 31, 1998

           NEW HOLDINGS                       ELIMINATIONS
           ------------                       ------------
Agribrands International, Inc.      American Safety Razor Company
Azwell Inc.* (Showa                 Azwell Inc.*
Pharmaceutical)                     Baker Fentress & Company
The Carbide/Graphite Group, Inc.    Celestial Seasonings, Inc.
Carmike Cinemas, Inc.               Chicago Title Corporation*
Chicago Title Corporation*          Corecomm, Inc.
Fuji Fire and Marine Insurance      Dart Group Corporation
  Company, Limited                  Duff & Phelps Credit Rating Co.
Genlyte Group Incorporated          FDX Corporation
Gulf Canada Resources Limited       Grey Advertising Inc. -
Kentucky Fried Chicken Japan        Class A
Kerr-McGee Corporation              Kentucky Fried Chicken Japan
Kinseki, Ltd.                       Kerr-McGee Corporation
Kuraya Corporation                  Kinseki, Ltd.
Lincoln Electric Holdings, Inc.     The Koa Fire and Marine Insurance
MediaOne Group, Inc.* (UMG)         Company, Ltd.
Midas Inc.                          Kuraya Corporation
Nippon Broadcasting System          Lincoln Electric Holdings, Inc.
Nippon Shinyaku Co., Ltd.           MediaOne Group Inc.*
Nippon Shoji Kaisha Ltd.            Nippon Shinyaku Co., Ltd.
Perrigo Company                     Nippon Shoji Kaisha Ltd.
Promus Hotel Corporation            Ryoyo Electro Corp.
Robbins & Myers, Inc.               Showa Pharmaceutical Co., Ltd.
Ryoyo Electro Corp.                 Showboat, Inc.
Sangetsu Co., Ltd.                  The Union Corporation
Scott Technologies, Inc.            United Asset Management
Shaw Communications Inc. - Class A    Corporation
Showa Pharmaceutical Co. Ltd.       U S West, Inc.*
U.S. Industries, Inc.               Vanguard Cellular Systems, Inc.
U S West, Inc* (UMG)                White River Corporation
Wisconsin Central Transportation    Zurn Industries, Inc.
  Corporation

* Acquired through merger/spin-off of existing position (ticker or original holding).

--------------------------------------------------------------------------------
                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
Common Stock 94.7%
                     Agriculture 2.3%
     1,015,400   *   Agribrands International, Inc.(b)..............   $   30,462,000
                     Broadcasting 1.1%
       367,000       Nippon Broadcasting System (Foreign)(d)........       14,460,108
                     Building Materials 0.4%
       405,000       Sangetsu Co., Ltd (Foreign)(d).................        5,966,351
                     Business Services 1.7%
     1,104,400   *   Pinkerton's, Inc.(b)...........................       23,537,525
                     Cable 11.6%
       100,000       Shaw Communications Inc. - Class A (Foreign)...        2,391,830
     6,479,800       Shaw Communications Inc. - Class B
                       (Foreign)(b)(d)..............................      154,985,773
                                                                       --------------
                                                                          157,377,603
                                                                       --------------
                     Commercial Lighting 2.1%
     1,397,700   *   Genlyte Group Incorporated(b)..................       26,206,875
       115,050       Thomas Industries, Inc.........................        2,257,856
                                                                       --------------
                                                                           28,464,731
                                                                       --------------
                     Entertainment 2.2%
     1,470,000   *   Carmike Cinemas, Inc. -- Class A(b)............       29,859,375
                     Investment Management 1.3%
       865,000       The Pioneer Group, Inc.........................       17,083,750
                     Lodging 6.7%
     2,816,100   *   Promus Hotel Corporation.......................       91,171,238
                     Manufacturing 12.0%
     2,064,740       AMETEK, Inc.(b)................................       46,069,511
     1,740,000   *   The Carbide/Graphite Group, Inc.(b)............       25,665,000
       640,700       Robbins & Myers, Inc.(b).......................       14,175,487
       433,200   *   Scott Technologies, Inc........................        7,161,359
     3,729,600       U.S. Industries, Inc...........................       69,463,800
                                                                       --------------
                                                                          162,535,157
                                                                       --------------
                     Mortgage Financing 3.2%
     2,006,100       Bay View Capital Corp.(b)(d)...................       43,507,294
                     Natural Resources 9.6%
       845,000       Deltic Timber Corporation(b)...................       17,216,875
     3,349,996       Gendis Inc. - Class A(b)(c)(Foreign)...........       10,366,732
    21,584,400   *   Gulf Canada Resources Limited(b)(Foreign)......       63,404,175
     6,950,000       TimberWest Forest Corp.(b)(Foreign)............       40,101,827
                                                                       --------------
                                                                          131,089,609
                                                                       --------------
                     Pharmaceuticals 3.7%
     5,686,100   *   Perrigo Company(b).............................       50,108,756

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

      SHARES                                                            MARKET VALUE
    ----------                                                         --------------
                     Property & Casualty Insurance 15.9%
       239,101   *   Alleghany Corporation..........................   $   44,921,100
        96,000       The Chiyoda Fire and Marine Insurance Company,
                       Ltd. (Foreign)...............................          317,159
     3,840,000       The Dai-Tokyo Fire and Marine Insurance
                       Company, Ltd. (Foreign)(d)...................       13,389,312
     3,910,000       Fuji Fire and Marine Insurance Company, Limited
                       (Foreign)(d).................................        7,498,363
     1,777,400       Hilb, Rogal and Hamilton Company(b)............       35,325,825
     7,670,000       The Nissan Fire & Marine Insurance Company,
                       Ltd. (Foreign)(d)............................       22,732,193
     2,276,800       Orion Capital Corporation(b)...................       90,645,100
                                                                       --------------
                                                                          214,829,052
                                                                       --------------
                     Real Estate 11.3%
     4,203,400   *   Catellus Development Corporation...............       60,161,163
     1,135,400       Cousins Properties Incorporated(d).............       36,616,650
       631,700   *   IHOP Corp.(b)..................................       25,228,519
     1,520,000       TrizecHahn Corporation (Foreign)...............       31,160,000
                                                                       --------------
                                                                          153,166,332
                                                                       --------------
                     Restaurants 1.1%
       982,400   *   VICORP Restaurants, Inc.(b)....................       15,227,200
                     Retail 5.4%
     2,333,400       Midas Inc.(b)..................................       72,627,075

                     Transportation 3.1%
     2,460,800   *   Wisconsin Central Transportation Corporation...       42,295,000
                                                                       --------------
         TOTAL COMMON STOCKS (COST $1,139,085,503)..................    1,283,768,156
                                                                       --------------

Short-Term Obligations 5.5%
Federal Home Loan Bank Discount Note, 5.14% due 1-4-99..............       49,978,958
Repurchase Agreement with State Street Bank, 4.00% due 1-4-99.......       25,171,000
                                                                       --------------
                                                                           75,149,958
                                                                       --------------
TOTAL INVESTMENTS (COST $1,214,235,461)(a)...................  100.2%   1,358,918,114
OTHER ASSETS AND LIABILITIES, NET............................   (0.2)      (3,554,495)
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,355,363,619
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $21.95

*   Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $234,503,217 and ($89,820,564), respectively.
(b) Affiliated company. See Note 7.
(c) Illiquid security. See Note 8.
(d) All or a portion designated as collateral on forward currency contracts. See
    Note 10.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 27% of Net Assets.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                              AT DECEMBER 31, 1998

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and             Currency     Unrealized
 Units Sold              Settlement Date            Market Value      Gain
-------------   ----------------------------------  ------------   -----------
  206,963,700   Canadian Dollars 4-1-99...........  $134,778,061   $ 1,295,338
8,312,155,852   Japanese Yen 5-13-99..............    75,013,882    (9,167,897)
                                                    ------------   -----------
                Total Forward Contracts...........  $209,791,943   $(7,872,559)
                                                    ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1998


                       PARTNERS FUND


ASSETS:
Investments:
  Affiliated securities, at market value (cost $713,543,660,
    $0, $413,692,921 and $711,713,782, respectively) (Note 2
    and 7)..................................................
  Other securities, at market value (cost $2,196,443,485,
    $59,515,891, $381,044,367 and $427,371,721,
    respectively)...........................................
  Short-term cash equivalents...............................
  Repurchase agreement (Note 2).............................
         TOTAL INVESTMENTS
Cash........................................................
Receivable for:
  Dividends and interest....................................
  Fund shares sold..........................................
  Securities sold...........................................
  Foreign tax reclaim.......................................
Prepaid assets..............................................
Insurance reserve premium...................................
         TOTAL ASSETS
LIABILITIES:
Payable for:
  Forward currency contracts (Note 2).......................
  Fund shares redeemed......................................
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Securities purchased......................................
Options written, at market value (premiums received
  $1,786,187)...............................................
Other accrued expenses......................................
         TOTAL LIABILITIES
NET ASSETS:
Net assets consist of:
  Paid-in capital...........................................
  Undistributed net investment income.......................
  Accumulated net realized gain(loss) on investments and
    foreign currency........................................
  Unrealized gain(loss) on investments and foreign
    currency................................................
         Net Assets
NET ASSET VALUE PER SHARE...................................
FUND SHARES ISSUED AND OUTSTANDING..........................


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1998

PARTNERS FUND    INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
--------------   ------------------   ------------   --------------
$ 462,407,295      $            -     $403,172,705   $  814,720,924
2,986,962,558          62,153,325     354,818,546       469,047,232
   99,957,917                   -               -        49,978,958
  136,060,000          17,789,000      10,494,000        25,171,000
--------------     --------------     ------------   --------------
3,685,387,770          79,942,325     768,485,251     1,358,918,114
          429                 120             866               677
   12,702,775              89,681       9,135,740         1,841,186
    3,900,353             467,449       1,103,251         5,691,921
    5,579,162                   -               -            10,276
            -               4,816               -                 -
       95,048              26,710          39,571            42,168
       65,451                   -           3,937            12,203
--------------     --------------     ------------   --------------
3,707,730,988          80,531,101     778,768,616     1,366,516,545
--------------     --------------     ------------   --------------
   12,669,154           2,852,623               -         7,872,559
    6,574,924                   -       1,728,482         1,317,385
    2,340,913              84,434         651,327           908,759
      300,798              14,152          65,133           109,844
            -           1,950,956               -           722,241
            -                   -         497,136                 -
      545,276              56,406         130,934           222,138
--------------     --------------     ------------   --------------
   22,431,065           4,958,571       3,073,012        11,152,926
--------------     --------------     ------------   --------------
$3,685,299,923     $   75,572,530     $775,695,604   $1,355,363,619
==============     ==============     ============   ==============
$3,110,650,576     $   74,687,080     $823,098,728   $1,215,486,666
      872,615                 244         627,922            43,744
   47,063,178           1,099,320     (17,904,507)        3,023,536
  526,713,554            (214,114)    (30,126,539)      136,809,673
--------------     --------------     ------------   --------------
$3,685,299,923     $   75,572,530     $775,695,604   $1,355,363,619
==============     ==============     ============   ==============
       $24.39               $9.97          $14.55            $21.95
==============     ==============     ============   ==============
  151,097,394           7,583,796      53,308,405        61,740,958

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                    FOR THE PERIODS ENDED DECEMBER 31, 1998





INVESTMENT INCOME:
INCOME:
  Dividends from affiliates (net of foreign tax withheld of
    $0, $0, $755,956 and $845,151 respectively) (Note 7)....
  Dividends from non-affiliates (net of foreign tax withheld of $1,716,137, $24,527, $19,827, and $200,014,
    respectively)...........................................
  Interest..................................................
         Total income.......................................
EXPENSES:
  Investment Counsel fee (Note 3)...........................
  Administration fee (Note 4)...............................
  Transfer Agent fee........................................
  Registration and filing fees..............................
  Supplies and postage......................................
  Printing..................................................
  Reimbursable administration expenses (Note 4).............
  Custodian fee.............................................
  Professional fees.........................................
  Trustees' fees............................................
  Insurance expense.........................................
  Interest..................................................
  Miscellaneous.............................................
  Investment counsel fee waived.............................
         Total expenses.....................................
         Net investment income..............................

REALIZED AND UNREALIZED GAIN(LOSS):
Net realized gain(loss):
  Non-affiliated securities.................................
  Affiliated securities.....................................
  Forward currency contracts................................
  Foreign currency transactions.............................
      Net gain(loss)........................................
Change in unrealized gain(loss):
  Securities................................................
  Other assets, liabilities, forwards and options...........
      Change in net unrealized gain(loss)...................
      Net realized and unrealized gain(loss)................
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                            STATEMENTS OF OPERATIONS
                    FOR THE PERIODS ENDED DECEMBER 31, 1998

PARTNERS FUND   INTERNATIONAL FUND    REALTY FUND    SMALL-CAP FUND
-------------   ------------------   -------------   --------------
$ 35,534,587        $        -       $  17,737,888    $  7,391,619
  19,277,888           153,336          17,285,962       3,907,131
  14,673,389           131,976           2,657,736      10,807,724
------------        ----------       -------------    ------------
  69,485,864           285,312          37,681,586      22,106,474
------------        ----------       -------------    ------------
  26,393,753           212,286           8,173,553       9,831,536
   3,385,838            14,152             817,356       1,177,540
     554,932             2,319             133,985         192,991
     423,608            39,848             126,038         201,515
     161,502             9,000              74,202          80,999
     137,000            33,600              63,501          67,000
     159,255             9,704              48,319          59,371
      81,500            20,000              28,999          82,500
      43,999            22,500              30,998          39,998
      60,000             7,740              30,000          30,000
      48,203               670              13,908          16,866
           -                 -                   -          61,572
     126,768             3,700              36,081          45,433
           -          (127,852)                  -               -
------------        ----------       -------------    ------------
  31,576,358           247,667           9,576,940      11,887,321
------------        ----------       -------------    ------------
  37,909,506            37,645          28,104,646      10,219,153
------------        ----------       -------------    ------------

 466,251,933         1,075,021           4,784,490      87,373,574
 172,273,375                 -         (22,688,997)     57,831,869
     (75,578)           24,299                  --       5,053,725
    (159,306)              319            (122,383)       (156,080)
------------        ----------       -------------    ------------
 638,290,424         1,099,639         (18,026,890)    150,103,088
------------        ----------       -------------    ------------
(235,338,167)        2,637,436        (129,676,362)    (20,724,205)
 (12,669,154)       (2,851,550)         (4,127,188)     (7,877,447)
------------        ----------       -------------    ------------
(248,007,321)         (214,114)       (133,803,550)    (28,601,652)
------------        ----------       -------------    ------------
 390,283,103           885,525        (151,830,440)    121,501,436
------------        ----------       -------------    ------------
$428,192,609        $  923,170       $(123,725,794)   $131,720,589
============        ==========       =============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                  PARTNERS FUND
                                                        ---------------------------------
                                                          YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31,       DECEMBER 31,
                                                             1998               1997
                                                        --------------     --------------
OPERATIONS:
  Net investment income...............................  $   37,909,506     $   21,420,547
  Net realized gain(loss).............................     638,290,424        306,865,056
  Change in net unrealized gain(loss).................    (248,007,321)       322,569,345
                                                        --------------     --------------
    Net increase(decrease) in net assets resulting
      from operations.................................     428,192,609        650,854,948
                                                        --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income..........................     (36,966,961)       (21,460,363)
  From net realized gain on investments...............    (586,542,694)      (311,977,522)
  From return of capital..............................               -                  -
                                                        --------------     --------------
    Net decrease in net assets resulting from
      distributions...................................    (623,509,655)      (333,437,885)
                                                        --------------     --------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares....................     890,978,876        477,572,262
  Net asset value of shares issued to shareholders for
    reinvestment of shareholder distributions.........     907,344,282                  -
  Cost of shares redeemed.............................    (522,776,364)      (489,998,326)
                                                        --------------     --------------
    Net increase(decrease) in net assets from fund
      share transactions..............................   1,275,546,794        (12,426,064)
                                                        --------------     --------------
    Total increase in net assets......................   1,080,229,748        304,990,999
NET ASSETS:
  Beginning of period.................................   2,605,070,175      2,300,079,176
                                                        --------------     --------------
  End of period.......................................  $3,685,299,923     $2,605,070,175
                                                        ==============     ==============
  Undistributed net investment income included in net
    assets at end of period...........................        $872,615            $89,373
                                                               -------             ------
                                                               -------             ------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                      STATEMENTS OF CHANGES IN NET ASSETS

 INTERNATIONAL FUND
 ------------------            REALTY FUND                    SMALL-CAP FUND
   CAPITALIZATION     -----------------------------   ------------------------------
  AUGUST 12, 1998      YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED
  TO DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
        1998              1998            1997             1998            1997
 ------------------   -------------   -------------   --------------   -------------
    $    37,645       $ 28,104,646    $  3,776,009    $   10,219,153   $   7,445,302
      1,099,639        (18,026,890)     27,323,623       150,103,088      26,187,400
       (214,114)      (133,803,550)     81,704,091       (28,601,652)    114,475,124
    -----------       ------------    ------------    --------------   -------------
        923,170       (123,725,794)    112,803,723       131,720,589     148,107,826
    -----------       ------------    ------------    --------------   -------------
        (37,720)       (22,154,503)     (3,757,696)      (10,041,928)     (7,427,301)
              -            (18,724)    (27,280,191)     (145,213,540)    (28,306,270)
              -         (5,557,418)     (1,813,127)                -               -
    -----------       ------------    ------------    --------------   -------------
        (37,720)       (27,730,645)    (32,851,014)     (155,255,468)    (35,733,571)
    -----------       ------------    ------------    --------------   -------------
     75,071,603        524,495,785     685,515,315       565,247,944     770,142,361
         32,236         56,610,939               -       178,562,305               -
       (516,759)      (391,256,885)   (184,175,044)     (280,170,886)   (219,414,438)
    -----------       ------------    ------------    --------------   -------------
     74,587,080        189,849,839     501,340,271       463,639,363     550,727,923
    -----------       ------------    ------------    --------------   -------------
     75,472,530         38,393,400     581,292,980       440,104,484     663,102,178
        100,000        737,302,204     156,009,224       915,259,135     252,156,957
    -----------       ------------    ------------    --------------   -------------
    $75,572,530       $775,695,604    $737,302,204    $1,355,363,619   $ 915,259,135
    ===========       ============    ============    ==============   =============
           $244           $627,922         $24,233           $43,744         $22,599
       --------           --------         -------            ------         -------
       --------           --------         -------            ------         -------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Funds are each a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified investment company. Capitalization for each fund was provided by principals of Southeastern Asset Management, Inc., the Investment Counsel.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Management Estimates
The accompanying financial statements are prepared in accordance with Generally Accepted Accounting Principles for the investment company industry; these principles may require the use of estimates by Fund management.

Security Valuation
  (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.
  (2) All other portfolio securities, for which over-the-counter market quotations are readily available, are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.
  (3) Option contracts are marked-to-market daily. Listed options are valued at the latest closing price. If there are no transactions that day, the options are valued at the midpoint between the closing bid and ask prices. Over-the-counter options are valued as determined in good faith under procedures established by the Funds' trustees.
  (4) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Funds' Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market of the investment existed.

Accounting for Investments
The Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Fund expenses are also recorded on an accrual basis.

Distributions to Shareholders
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes
The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts
The Funds may execute forward currency contracts to reduce their exposure to currency risk on portfolio investments denominated in foreign currency. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and subject to distribution at our excise tax year-end date.

Options
Upon the purchase of a put or call option, the premium paid is recorded as an investment. When the Funds write a put or a call option, the premium received by the Funds is recorded as a liability. When a purchased option expires, a loss is recognized for the cost of the option. When a written option expires, a gain is realized for the premium received. When the Funds enter into a closing sale transaction, a gain or loss is recognized based on the difference between the proceeds of the closing transaction and the cost of the option.

Risk of Forward Currency Contracts and Options
The Funds generally use forward currency contracts and options for hedging purposes to reduce market risks. However, when used separately, forward currency contracts and options have risks. For example, the price movements of the options and forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for options or forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Funds' custodian bank sells U.S. government securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

NOTE 3. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net
  assets....................................    1.00%
In excess of $400 million...................     .75%

The Realty Fund fee is calculated on the same basis at 1.00% per annum on all asset levels.

For the Partners, Small-Cap and Realty Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees and extraordinary expenses) exceed 1.75% of average annual net assets. Southeastern reduced its fees by $127,852 in 1998 for expenses exceeding 1.75%.

NOTE 4. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Funds to Southeastern consist of the cost of computer software dedicated to valuation calculations and a portion of the Funds' Treasurer's salary allocated in accordance with Trustee review and approval.

NOTE 5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                       YEAR ENDED DECEMBER 31, 1998
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL     REALTY       SMALL-CAP
                             FUND           FUND           FUND          FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   33,032,388     7,632,832      32,103,302    24,333,088
    Reinvestment of
      shareholder
      distribution......   37,325,423         3,246       3,576,951     8,326,574
    Shares redeemed.....  (19,542,488)      (52,282)    (24,869,928)  (12,181,491)
                          -----------     ---------     -----------   -----------
                           50,815,323     7,583,796      10,810,325    20,478,171
                          ===========     =========     ===========   ===========
                                       YEAR ENDED DECEMBER 31, 1997
                          -------------------------------------------------------
                           PARTNERS     INTERNATIONAL                  SMALL-CAP
                             FUND           FUND        REALTY FUND      FUND
                          -----------   -------------   -----------   -----------
    Shares sold.........   18,272,322            --      42,365,845    37,816,017
    Shares redeemed.....  (18,643,094)           --     (11,033,373)  (10,675,148)
                          -----------     ---------     -----------   -----------
                             (370,772)           --      31,332,472    27,140,869
                          ===========     =========     ===========   ===========

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of equity securities for the periods (excluding short-term obligations) are summarized below:

                       PARTNERS FUND  INTERNATIONAL FUND   REALTY FUND    SMALL-CAP FUND
                       -------------- ------------------   ------------   --------------
    Purchases          $1,529,160,118    $64,413,279       $365,529,493    $875,404,049
    Sales               1,365,027,274      7,024,788        162,962,921     515,634,661

There were no written option transactions for any Fund in 1998.

NOTE 7. AFFILIATED COMPANIES

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as "affiliated" if a Fund owns five percent or more of its voting stock. At December 31, 1998, each Fund held at least five percent of the outstanding voting stock of the following companies:

                                                                   %
                                                              OUTSTANDING
                                                               SHARES OF
                                                                  THE
                                                                COMPANY
                                                              -----------
PARTNERS FUND
  Crestline Capital Corporation                                   5.3%
  Host Marriott Corporation                                       5.3
  Pioneer Natural Resources Company                               9.8
  Rayonier Inc.                                                  10.4
  UCAR International, Inc.                                        9.9
REALTY FUND
  Bayview Capital Corporation                                     5.6
  Beacon Capital Partners, Inc.(Note 8)                           9.9
  Deltic Timber Corporation                                       5.1
  Forest City Enterprises, Inc. -- Class A                        8.6
  Excel Legacy Corporation* --
    Common                                                        6.8
    Series A Liquidating Preference Convertible (Note 8)         68.6
  Getty Realty Corp.                                              9.0
  IHOP Corp.                                                      9.3
  Prime Group Realty Trust                                       16.2
  Prime Retail, Inc.                                              7.9
  Red Roof Inns, Inc.                                             7.9
  Supertel Hospitality, Inc.                                     10.0
  TimberWest Forest Corp.                                        10.0
* Combined voting power is 30.8%

                                                                   %
                                                              OUTSTANDING
                                                               SHARES OF
                                                                  THE
                                                                COMPANY
                                                              -----------
SMALL-CAP FUND
  Agribrands International, Inc.                                  9.5
  AMETEK, Inc.                                                    6.4
  Bay View Capital Corp.                                         10.4
  Carbide/Graphite Group, Inc.                                   20.8
  Carmike Cinemas, Inc.                                          14.8
  Deltic Timber Corporation                                       6.6
  Gendis, Inc. - Class A(Note 8)                                 20.0
  Genlyte Group Incorporated                                     10.3
  Gulf Canada Resources Limited                                   6.2
  Hilb, Rogal and Hamilton Company                               14.6
  IHOP Corp.                                                      6.4
  Midas Inc.                                                     13.8
  Orion Capital Corporation                                       8.4
  Perrigo Company                                                 7.8
  Pinkerton's, Inc.                                               9.0
  Robbins & Meyers, Inc.                                          5.9
  Shaw Communications Inc. -- Class B                             8.9
  TimberWest Forest Corp.                                        10.0
  VICORP Restaurants, Inc.                                       10.6

NOTE 8. ILLIQUID OR RESTRICTED SECURITIES

The Realty Fund holds 2,075,000 shares of Beacon Capital Partners, Inc. (Beacon) carried at cost less accrued dividends of $40,504,000 or $19.52 per share. The Beacon shares were acquired in a private placement which closed March 17, 1998. The registration statement for the Beacon shares became effective on November 13, 1998, but no regular trading market in the shares had developed by December 31, 1998.

The Realty Fund also owns 14,600,000 shares of Excel Legacy Corp. Series A Liquidating Preference Convertible Stock (Excel Preferred) valued at $68,031,620 or $4.66 per share. The Excel Preferred shares were acquired in a private placement which closed on March 31, 1998 and may be converted by the company into common shares on May 17, 1999. The $5.00 per share cost is being amortized to the market price of the common shares less 10% over the period remaining until May 17, 1999, when the company has the right to require conversion. The Excel Preferred shares are not registered and there is no regular trading market in these shares.

Both Beacon and Excel Preferred are valued in good faith under guidelines established by the Board of Trustees. These investments represent 14% of the Realty Fund's net assets at December 31, 1998.

The Small-Cap Fund owns 3,349,996 shares of Gendis, Inc. Class A common stock, representing 20.0% of the total outstanding shares of the company. Due to the Fund's large ownership stake, a portion of this position may be relatively illiquid. Gendis represents 0.8% of the Small-Cap Fund's net assets at December 31, 1998.

NOTE 9. RELATED OWNERSHIP

At December 31, 1998, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

                                       Shares Owned   Percent of Fund
                                       ------------   ---------------
International Fund...................   2,361,908          41.2%
Realty Fund..........................   3,023,575           5.7%

NOTE 10. COLLATERAL

Securities with the following aggregate market value were segregated to collateralize portfolio obligations at December 31, 1998:

                                                          Market
                                                         Value of
                                                        Segregated
                                  Obligation              Assets
                           -------------------------  ---------------
Partners Fund............  Forward Currency
                             Contracts                 $453,188,000
International Fund.......  Forward Currency
                             Contracts                   36,080,111
Realty Fund..............  Newhall-Land and Farming
                             Company Put Options
                             Written                     24,862,500
Small-Cap Fund...........  Forward Currency
                             Contracts                  288,581,970

NOTE 11. CAPITAL LOSS CARRYOVERS

At December 31, 1998, the Funds had capital loss carryovers for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration on December 31, 2006 as follows:

Partners Fund.....................                     None
International Fund................             $    867,951
Realty Fund.......................               17,735,542
Small-Cap Fund....................                     None

NOTE 12. POST OCTOBER LOSSES

Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer losses between November 1, 1998 and December 31, 1998 as follows:

                                                  CAPITAL     CURRENCY
                                                 ----------   --------
Partners Fund..................................        None      None
International Fund.............................  $  583,780   $   182
Realty Fund....................................     168,966    96,531
Small-Cap Fund.................................   5,500,942    79,329

UNAUDITED TAX INFORMATION

Distributions from long-term capital gains for the fiscal year ended December 31, 1998 were as follows:

Partners Fund.....................             $581,299,173
International Fund................                     None
Realty Fund.......................                   18,724
Small-Cap Fund....................              142,277,813

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

                                                                  NET
                                                                 GAINS
                                                                 (LOSS)
                                        NET                        ON                                 DISTRI-
                                       ASSET                   SECURITIES     TOTAL      DIVIDENDS    BUTIONS
                                       VALUE         NET        REALIZED       FROM       FROM NET     FROM
                                     BEGINNING    INVESTMENT      AND       INVESTMENT   INVESTMENT   CAPITAL
                                     OF PERIOD    INCOME(A)    UNREALIZED   OPERATIONS     INCOME      GAINS
                                    -----------   ----------   ----------   ----------   ----------   -------
PARTNERS FUND
Year ended December 31,
    1998..........................    $25.98         $.31        $ 3.16       $ 3.47       $ (.25)    $(4.81)
    1997..........................     22.85          .21          6.24         6.45         (.21)     (3.11)
    1996..........................     21.15          .37          4.09         4.46         (.38)     (2.38)
    1995..........................     17.13          .30          4.40         4.70         (.24)      (.44)
    1994..........................     16.92          .21          1.30         1.51         (.16)     (1.14)
INTERNATIONAL FUND
August 12, 1998 (Capitalization)
    through December 31, 1998.....    $10.00          .01          (.03)        (.02)        (.01)         -
REALTY FUND
Year ended December 31,
    1998..........................     17.35          .56         (2.82)       (2.26)        (.43)         -
    1997..........................     13.97          .19          3.96         4.15         (.09)      (.64)
    1996..........................     10.00          .16          3.91         4.07         (.04)      (.05)
SMALL-CAP FUND
Year ended December 31,
    1998..........................     22.18          .20          2.51         2.71         (.17)     (2.77)
    1997..........................     17.86          .25          4.94         5.19         (.18)      (.69)
    1996..........................     14.46          .03          4.40         4.43         (.02)     (1.01)
    1995..........................     13.28          .12          2.35         2.47         (.12)     (1.17)
    1994..........................     13.49         (.03)          .52          .49            -       (.70)

(a) Calculated based on weighted average shares outstanding for the period.
(b) Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c) Aggregate, not annualized. Calculated based on initial public offering price of $9.15 on October 26, 1998.
(d) Expenses presented net of fee waiver.

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                              FINANCIAL HIGHLIGHTS


                                                       RATIO OF
                     NET                               EXPENSES    RATIO OF
                    ASSET                NET ASSETS       TO          NET
RETURN     TOTAL    VALUE                  END OF      AVERAGE     INCOME TO    PORTFOLIO
  OF      DISTRI-   END OF     TOTAL       PERIOD        NET        AVERAGE     TURNOVER
CAPITAL   BUTIONS   PERIOD   RETURN(B)   (THOUSANDS)    ASSETS    NET ASSETS      RATE
-------   -------   ------   ---------   -----------   --------   -----------   ---------
$    -    $(5.06)   $24.39     14.28%    $3,685,300       .93%        1.12%       43.78%
     -     (3.32)    25.98     28.25      2,605,070       .94         0.81        38.07
     -     (2.76)    22.85     21.02      2,300,079       .95         1.61        33.18
     -      (.68)    21.15     27.50      1,876,467      1.01         1.45        12.60
     -     (1.30)    17.13      8.96        753,527      1.17         1.18        27.39
     -      (.01)     9.97      9.02(c)      75,572      1.75(d)      0.10        24.05
  (.11)     (.54)    14.55    (12.98)       775,696      1.17         3.44        21.55
  (.04)     (.77)    17.35     29.73        737,302      1.20         0.75        28.66
  (.01)     (.10)    13.97     40.69        156,009      1.50(d)       .92         4.28
           (2.94)    21.95     12.71      1,355,364      1.01         0.87        52.51
     -      (.87)    22.18     29.04        915,259      1.09         1.18        16.95
     -     (1.03)    17.86     30.64        252,157      1.23          .18        27.97
     -     (1.29)    14.46     18.61        135,977      1.30          .84        32.95
     -      (.70)    13.28      3.64         99,609      1.38         (.22)       19.79

                           [Intentionally Left Blank]

--------------------------------------------------------------------------------
                            LONGLEAF PARTNERS FUNDS
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Longleaf Partners Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners International Fund, Longleaf Partners Realty Fund, and Longleaf Partners Small-Cap Fund, each a series of Longleaf Partners Funds Trust, (hereafter referred to as the "Funds"), at December 31, 1998, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. Theses financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodian and brokers provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 5, 1999

--------------------------------------------------------------------------------
                               SERVICE DIRECTORY

FUND INFORMATION                                                  (800) 445-9469
To request a prospectus, financial report, application or other Fund information call (800) 445-9469 from 8:00 a.m. to 8:00 p.m. Eastern time, seven days a week.

EXISTING SHAREHOLDER INQUIRIES                                    (800) 488-4191
To request action on your existing account contact the transfer agent, NFDS, at
(800) 488-4191 from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

     Mail correspondence to:              Overnight address:
     Longleaf Partners Funds            Longleaf Partners Funds
            c/o NFDS                           c/o NFDS
         P.O. Box 419929                   330 W. 9th Street
   Kansas City, MO 64141-6929            Kansas City, MO 64105
                                            (816) 843-8468

24-HOUR AUTOMATED INFORMATION                                     (800) 378-3788
For automated reporting of daily prices, account balances and transaction activity call (800) 378-3788, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Lee Harper or Mary Williamson for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
International  LLINX   543069405       136
   Realty      LLREX   543069306       135
   Sm-Cap      LLSCX   543069207       134

--------------------------------------------------------------------------------
                             TRUSTEES AND OFFICERS

Trustees
  O. Mason Hawkins, Chairman
  Chadwick H. Carpenter, Jr.
  Daniel W. Connell, Jr.
  Steven N. Melnyk
  C. Barham Ray
  W. Reid Sanders

Officers
  O. Mason Hawkins, Co-Portfolio Manager and Chief Executive Officer

  W. Reid Sanders, President

  John B. Buford, Co-Portfolio Manager of the Partners and Small-Cap Funds and Vice President - Investments

  G. Staley Cates, Co-Portfolio Manager and Vice President - Investments

  C. T. Fitzpatrick, Co-Portfolio Manager of the Realty Fund and Vice-President - Investments
  E. Andrew McDermott, Assistant Portfolio Manager of the International Fund and Vice President - Investments

  Charles D. Reaves, Executive Vice President and General Counsel

  Julie M. Douglas, Executive Vice President - Operations and Treasurer

  Lee B. Harper, Executive Vice President - Marketing

  Frank N. Stanley III, Vice President - Investments

  Randy D. Holt, Vice President and Secretary

  Andrew R. McCarroll, Vice President and Assistant General Counsel

Transfer Agent
  National Financial Data Services
  Kansas City, Missouri

Custodian
  State Street Bank & Trust Company
  Boston, Massachusetts

Special Legal Counsel
  Dechert Price & Rhodes
  Washington D.C.

Independent Public Accountants
  PricewaterhouseCoopers LLP
  Baltimore, Maryland

                            Longleaf Partners Funds
                                    c/o NFDS
                                P.O. Box 419929
                           Kansas City, MO 64141-6929

                           Fund Information Requests
                                 (800) 445-9469
                         Shareholder Account Inquiries
                                 (800) 488-4191